Exhibit 10.1
                                                                    ------------

                       CONVERTIBLE NOTE PURCHASE AGREEMENT
                       -----------------------------------

                                TABLE OF CONTENTS

                                                                            Page


    SECTION I     Basic Terms Of Purchase And Sale.............................1

         1.1      Purchase and Sale of Convertible Notes.......................1
         1.2      Closing......................................................1
         1.3      Payment and Delivery.........................................1
         1.4      Use of Proceeds..............................................2

    SECTION II    Representations And Warranties Of The Company................2

         2.1      Organization And Standing....................................2
         2.2      Capitalization...............................................2
         2.3      Subsidiaries And Affiliates..................................2
         2.4      Corporate Records............................................2
         2.5      Authorization................................................3
         2.6      Valid Issuance...............................................3
         2.7      Financial Statements.........................................3
         2.8      Compliance With Law..........................................3
         2.9      Governmental And Third Party Consents........................3
         2.10     Compliance With Other Instruments............................4
         2.11     Litigation...................................................4
         2.12     Material Contracts...........................................4
         2.13     Title To Property And Assets.................................5
         2.14     Taxes........................................................6
         2.15     Patents, Trademarks, Etc.....................................6
         2.16     SEC Reports..................................................6
         2.17     Misleading Statements........................................6
         2.18     Employees....................................................7
         2.19     Employee Compensation Plans..................................7
         2.20     Registration Rights..........................................7
         2.21     Certain Transactions.........................................7
         2.22     Stockholder Agreements.......................................8
         2.23     Brokers Or Finders...........................................8

    SECTION III   Representations And Warranties Of The Investors..............8

         3.1      Authorization................................................8
         3.2      Accredited Investor..........................................8
         3.3      Purchase Entirely For Own Account............................8
         3.4      Disclosure of Information....................................8
         3.5      Experience...................................................9
         3.6      Restricted Securities........................................9
         3.7      Further Limitations On Disposition...........................9
         3.8      Legends......................................................9
         3.9      Brokers Or Finders..........................................10

    SECTION IV    Conditions Of Investors' Obligations At Closing.............10

         4.1      Representations And Warranties True At Closing..............10
         4.2      Performance.................................................10
         4.3      Proceedings And Documents...................................10

         4.4      Registration Rights Agreement...............................10
         4.5      Budget......................................................10
         4.6      Board Of Directors..........................................10
         4.7      Opinion Of Counsel..........................................11

    SECTION V     Conditions Of The Company's Obligations At Closing..........11

         5.1      Representations And Warranties True At Closing..............11
         5.2      Performance By Investors....................................11

    SECTION VI    Covenants Of The Company....................................11

         6.1      Financial Information.......................................11
         6.2      Additional Information......................................11
         6.3      Confidentiality.............................................12
         6.4      Taxes, Liens, Etc...........................................12
         6.5      Board of Directors..........................................12
         6.6      No Third-Party Loans........................................13
         6.7      Board Approval Of Certain Expenses..........................13
         6.8      Pro Rata Rights To Purchase Equity Securities
                  Issued By The Company.......................................13
         6.9      No Dividends, Redemptions Or Stock Purchases................14
         6.10     Maryland General Corporation Law Matters....................14
         6.11     SEC Reports.................................................14
         6.12     Notice of Defaults..........................................15
         6.13     Corporate Existence.........................................15
         6.14     Stay, Extension and Usury Laws..............................15
         6.15     Certain Transactions........................................15
         6.16     Reimbursement of Director Expenses..........................15
         6.17     Directors' And Officers' Insurance..........................15
         6.18     Directors' Liability and Indemnification....................16

    SECTION VII   Miscellaneous Provisions....................................16

         7.1      Further Assurances..........................................16
         7.2      Rights Cumulative...........................................16
         7.3      Number And Gender...........................................16
         7.4      Notices.....................................................16
         7.5      Captions....................................................17
         7.6      Severability................................................17
         7.7      Attorneys' Fees.............................................17
         7.8      Counterparts................................................17
         7.9      Entire Agreement............................................17
         7.10     Amendment...................................................18
         7.11     Delays Or Omissions.........................................18
         7.12     Waiver And Extension Of Time................................18
         7.13     Governing Law; Jurisdiction.................................18
         7.14     Successors And Assigns......................................19
         7.15     Survival....................................................19
         7.16     Required Holders............................................19
         7.17     Exhibits And Schedules......................................19
         7.18     Legal Expenses..............................................19
         7.19     Investor Investigation......................................19

LIST OF EXHIBITS

Exhibit A               List of Investors in Convertible Notes
Exhibit B               Form of Convertible Note
Exhibit C               Budget
Exhibit D               Form of Registration Rights Agreement
Exhibit E               Form of Opinion
Exhibit F               Form of Confidentiality Agreement


LIST OF SCHEDULES

Schedule 2.2            Options, Warrants, Etc.
Schedule 2.3            Subsidiaries And Affiliates
Schedule 2.7            Contingent Obligations And Liabilities
Schedule 2.12           Material Contracts
Schedule 2.15           Patents, Trademarks
Schedule 2.19           Employee Compensation Plans
Schedule 2.20           Registration Rights
Schedule 2.21           Certain Transactions

                       CONVERTIBLE NOTE PURCHASE AGREEMENT


     This Convertible Note Purchase Agreement (this "Agreement") is made and entered into as of May 24, 2002, by and among PYR Energy Corporation, a Maryland corporation (the "Company"), and the investors whose names and addresses are set forth on the signature pages to this Agreement (each individually an "Investor" and collectively "Investors").

                                    RECITALS

     WHEREAS, the Company desires to raise additional capital to fund its operations by the sale of a series of Convertible Promissory Notes, designated as the Convertible Promissory Notes Series 2002-A (the "Convertible Notes"), to the Investors; and

     WHEREAS, the Investors are willing to invest capital in the Company by purchasing $6,000,000 of Convertible Notes of the Company, which Convertible Notes shall be convertible into shares of Common Stock of the Company;

     WHEREAS, the Company desires to issue and sell the Convertible Notes pursuant to the terms, and subject to the conditions, of this Agreement; and

     WHEREAS, each of the Investors desires to purchase from the Company the principal amount of Convertible Notes set forth on Exhibit A hereto pursuant to the terms, and subject to the conditions, of this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and promises made in this Agreement, the parties hereby agree as follows:

                                   SECTION I

                        Basic Terms Of Purchase And Sale
                        --------------------------------

     1.1  Purchase and Sale of Convertible Notes.
          --------------------------------------

     Upon the terms and conditions contained herein, each of the Investors agrees to purchase from the Company, at the Closing as defined in Section 1.2, and the Company agrees to issue and sell to each of the Investors, the principal amount of Convertible Notes in the form of Exhibit B hereto set forth on Exhibit A hereto for a purchase price equal to the principal amount of such Convertible Notes.

     1.2  Closing.
          -------

     The closing of the purchase and sale of the Convertible Notes hereunder (the "Closing") shall be held at the offices of the Company, 1675 Broadway, Suite 2450, Denver, Colorado 80202, at 1:00 P.M., on May 24, 2002, or at such other time and place in Denver, Colorado as the Company determines. The date on which the Closing actually occurs is referred to herein as the "Closing Date."

     1.3  Payment and Delivery.
          --------------------

     At the Closing the Company shall deliver to each of the Investors a Convertible Note in the principal amount which each Investor is purchasing from the Company, against delivery to the Company by each Investor of the purchase price by check payable to the order of Company or by wire transfer of funds to the Company's account.

     1.4  Use of Proceeds.
          ---------------

     The net proceeds from the sale of the Convertible Notes will be used by the Company for execution of its current business plan, the budget (the "Budget") set forth in Exhibit C, and other proposals approved by a majority vote of the authorized members of the Company's Board of Directors. Pending utilization for the above purposes, the Company shall invest the proceeds in short-term, interest-bearing government securities, certificates of deposit or their equivalents.

                                   SECTION II

                  Representations And Warranties Of The Company
                  ---------------------------------------------

     The Company hereby represents and warrants to each of the Investors, as follows:

     2.1  Organization And Standing.
          -------------------------

     The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all requisite corporate power and authority to conduct its business as now conducted and as proposed to be conducted. The Company is duly qualified to do business in all other jurisdictions in which the failure to so qualify would have a material adverse effect on its business or properties.

     2.2  Capitalization.
          --------------

     The authorized capital of the Company consists of:

          (a) Common Stock: 75,000,000 shares of Common Stock, $.001 par value. There are presently 23,691,357 issued and outstanding shares of the Company's Common Stock. All outstanding shares of Common Stock were duly authorized, are fully paid and non-assessable, and were validly issued in accordance with federal and state securities laws.

          (b) Preferred Stock: 1,000,000 shares of Preferred Stock, $.001 par value. There presently are no issued and outstanding shares of Preferred Stock.

Except as set forth in Schedule 2.2, no options, calls, warrants, conversion privileges, preemptive rights, rights of first refusal or other commitments or rights, of any character whatsoever, are presently outstanding or in existence with respect to the purchase or other acquisition of any of the authorized but unissued capital stock of the Company.

     2.3  Subsidiaries And Affiliates.
          ---------------------------

     Except as set forth on Schedule 2.3 hereto, the Company has no subsidiaries and has no interest, direct or indirect, in any other corporation, joint venture, partnership, association or other entity.

     2.4  Corporate Records.
          -----------------

     The corporate minute books of the Company made available to the Investors are true, correct and complete in all material respects.

     2.5  Authorization.
          -------------

     All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement (as defined below) and the consummation of the transactions contemplated therein and for the authorization, issuance and delivery of the Convertible Notes, and the issuance of shares of Common Stock (the "Conversion Shares") upon conversion of the Convertible Notes, has been taken, and this Agreement, the Convertible Notes and the Registration Rights Agreement, when executed and delivered, shall constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, or other similar laws of general applicability relating to or affecting the enforcement of creditor's rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The Company has all requisite legal and corporate power to enter into this Agreement and the Registration Rights Agreement, to sell the Convertible Notes, to issue the Conversion Shares, and to carry out and perform its obligations under the terms thereof. The Company has reserved that number of shares of Common Stock equal to the maximum number of Conversion Shares that are issuable.

     2.6  Valid Issuance.
          --------------

     The Convertible Notes to be purchased by the Investors hereunder (and the Conversion Shares issuable upon conversion of the Convertible Notes) will, upon issuance pursuant to the terms hereof (or upon conversion of the Convertible Notes), be duly and validly issued, fully paid and nonassessable and will be free from any liens or encumbrances (except for the restrictions on transfer provided in this Agreement with respect to federal and state securities laws).

     2.7  Financial Statements.
          --------------------

     The Company has provided to each of the Investors complete and accurate copies of annual audited financial statements for the Company for the fiscal years ended August 31, 2001 and 2000, and unaudited financial statements for the six-month period ended February 28, 2002 (collectively, the Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved and fairly present the respective financial positions, results of operations, cash flows and stockholders' equity for each of the periods covered. The Company has no contingent obligations, or liability for taxes or long-term leases, which are not reflected in the Financial Statements or the footnotes thereto, or are not otherwise disclosed on Schedule 2.7.

     2.8  Compliance With Law.
          -------------------

     The operations of the Company have not violated any federal, state or local laws, regulations or orders, to the extent any such violation might have a material adverse effect upon the Company. The Company has all licenses, permits, certificates and authority from governmental agencies which are necessary for the conduct of its business, except for those which if not obtained would not have a material and adverse effect on the business or properties of the Company.

     2.9  Governmental And Third Party Consents.
          -------------------------------------

     All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with or from any federal or state governmental agency or authority or any other person or entity required on the part of the Company in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained except that any notices of sales of securities required to be filed with the Securities and Exchange Commission pursuant to Regulation D or the securities laws of any state pursuant to any applicable blue sky laws may be filed within the applicable periods for such filings and except that the Conversion Shares issuable upon exercise of the Convertible Notes shall not be approved for listing on the American Stock Exchange ("Amex") until the Additional Listing Application for such Conversion Shares is approved by Amex. The Company is not aware of any information that would cause Amex to deny such approval. Assuming the accuracy of the representations, warranties and agreements of the Investors contained in the Agreement, no registration of the Convertible Notes under the 1933 Act (as defined below) is required in connection with the issuance and sale of the Convertible Notes and the Conversion Shares by the Company in the manner contemplated by this Agreement.

     2.10 Compliance With Other Instruments.
          ---------------------------------

     The Company is not in violation of any provision of its charter documents or bylaws, and is not in violation in any material respect, of any mortgage, indenture, contract, agreement, instrument, judgment, decree or order, and is not in violation of any statute, rule or regulation applicable to the Company (including, without limitation, the rules and regulations of the Amex) the violation of which would have a material and adverse affect on the properties or business of the Company. The execution, delivery and performance of and compliance with this Agreement, and the sale of Convertible Notes (and the issuance of the Conversion Shares upon conversion of the Convertible Notes) pursuant to the terms hereof, will not result in any violation or be in conflict with or constitute a default under any such provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such provision.

     2.11 Litigation.
          ----------

     There are no actions, suits, proceedings, investigations or claims against the Company or any of its directors or officers which are pending, overtly threatened or reasonably to be expected nor, to the best of the Company's knowledge, any basis for any of foregoing. Neither the Company nor any of its directors or officers is a party or subject to the provisions of any order, writ, injunction or decree of any court or governmental agency or instrumentality and neither the Company nor any of its directors or officers has any plans to initiate any legal action.

     2.12 Material Contracts.
          ------------------

     Attached hereto as Schedule 2.12 is a list of all debt agreements or instruments pending or existing; agreements permitting security interests in or liens on assets (except for statutory purchase money security interests or liens); agent agreements; license agreements; agreements with officers, directors or employees; leases; contracts for the purchase of equipment with an aggregate purchase price in excess of $50,000; contracts or agreements or any other arrangements or understandings limiting the Company's or any of its officers' ability to compete in a business or geographic area; contracts or agreements which may materially and adversely affect the Company's business or assets or restrict any of its key employees in performing their responsibilities to the Company and its stockholders; and all other written or oral agreements, contracts, mortgages, indentures, leases, rental agreements and instruments, other than contracts for the purchase of equipment, with aggregate payment obligations of the Company in excess of $50,000 to which the Company is a party or by which it is bound. The Company has in all respects performed all obligations required to be performed by it to date under all of its contracts and, to the best of the Company's knowledge, no party to any such contract is in default except as described on Schedule 2.12. Copies of all such agreements listed on Schedule 2.12 have been and will continue to be made available to the Investors and their counsel.

     2.13 Title To Property And Assets.
          ----------------------------

          (a) Title to all the Company's oil and gas leases has been determined in a manner consistent with normal practices in the oil and gas industry including the following: (i) conducting a perfunctory title review at the time undeveloped properties are acquired, and (ii) obtaining a full title examination of the drill site prior to the commencement of drilling operations and curing any significant title defects before the undertaking of any drilling activities.

          (b) Except as set forth in Schedule 2.13, the Company has or will have
(i) legal or equitable title to each producing oil and gas property that is adequate to assure the right to receive the portion of the revenues from the sale of production from such property equal to its net revenue or overriding royalty interest, or both, in each such property, and (ii) a currently effective division order title opinion with respect to each producing property in form and substance satisfactory to the Company.

          (c) Except as set forth in Schedule 2.13, each oil and gas property upon which drilling has commenced is free of any mortgage, pledge, lien, security interest, encumbrance, restriction, option or charge of any kind or any property interest of any person or entity, except for (i) those liens or other interests disclosed in the Company's balance sheet as of February 28, 2002, (ii) those imperfections of title, if any, that considered individually or in the aggregate do not materially reduce the value of such property, or impair the present or future exploitation or development of such property for the production of oil, gas and other hydrocarbons, whether undertaken by the Company or some third party on behalf of the Company, (iii) liens for current taxes not yet due and payable, (iv) any right to take production in kind, and (v) any other right or restriction pursuant to standard provisions considered as general industry practice and set forth in standard oil and gas A.A.P.L. Form 610-Model Form Operating Agreement-1982.

          (d) Based on the Company's perfunctory review of title for undeveloped oil and gas properties as described in Section 2.13(a) above, the Company is not aware of any mortgage, pledge, lien, security interest, encumbrance, restriction, option or charge of any kind or any property interest of any person or entity concerning the Company's undeveloped oil and gas properties, except for (i) those set forth in Schedule 2.13, (ii) those liens or other interests disclosed in the Company's balance sheet as of February 28, 2002, (iii) those imperfections of title, if any, that considered individually or in the aggregate do not materially reduce the value of such property, or impair the present or future exploitation or development of such property for the production of oil, gas and other hydrocarbons, whether undertaken by the Company or some third party on behalf of the Company, (iv) liens for current taxes not yet due and payable, (v) any right to take production in kind, and (vi) any other right or restriction pursuant to standard provisions considered as general industry practice and set forth in standard oil and gas A.A.P.L. Form 610-Model Form Operating Agreement-1982.

          (e) The Company has good and marketable title, free and clear of all liens and encumbrances, to all of its assets other than oil and gas properties, except: (i) the lien of current taxes not yet due and payable; and (ii) minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company taken as a whole, and which have not arisen otherwise than in the ordinary course of business. All leases pursuant to which the Company leases real or personal property, other than oil and gas properties, are valid and effective in accordance with their respective terms and, to the best of the Company's knowledge, there exists no default or other occurrence or condition which could result in a default or termination of any such lease.

     2.14 Taxes.
          -----

     The Company has timely filed, or caused to be timely filed, all federal, state and local tax returns for income taxes, franchise taxes, sales taxes, withholding taxes, property taxes and, to the best of the Company's knowledge, all other taxes of every kind whatsoever required by law to be filed, and all such tax returns are complete and accurate and in accordance with all legal requirements applicable thereto. The tax returns of the Company have never been audited by appropriate governmental authorities and the Company does not know of any additional tax liabilities, deficiencies or proposed adjustments for any period for which any such returns have been filed.

     2.15 Patents, Trademarks, Etc.
          ------------------------

     Except as set forth on Schedule 2.15, the Company owns or has the right to use, free and clear of all liens, charges, claims and restrictions, all patent rights, trademarks, service marks, trade names, copyrights, proprietary information, know-how, licenses and rights necessary to its business as now conducted or as proposed to be conducted, and will not, to the Company's knowledge, when so acting, infringe upon or otherwise act adversely to the right or claimed right of any person under or with respect to any of the foregoing. The Company is not a party to any agreement concerning the foregoing. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate, the proprietary or intellectual property rights of any other person or entity. The Company is not aware of any violation or infringement by a third party of any of the Company's licenses, trademarks, service marks, trade names, copyrights, trade secrets, patent rights or other proprietary rights.

     2.16 SEC Reports.
          -----------

     The Company has filed all reports required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since September 1, 1998, including, without limitation, an Annual Report on Form 10-K for the year ended August 31, 2001, Form 10-Q for the quarter ended November 30, 2001, Current Report on Form 8-K reporting an event occurring on December 14, 2001, Current Report on Form 8-K reporting an event occurring on January 11, 2002, Proxy Statement dated February 1, 2002 concerning the annual meeting of the stockholders held on March 13, 2002, Form 10-Q for the quarter ended February 28, 2002, and Current Report on Form 8-K reporting an event occurring on April 15, 2002 (collectively, including the documents incorporated by reference into those reports, the "SEC Documents"), and has previously furnished or made available to the Investors true and complete copies of all such SEC Documents. None of the SEC Documents, as of their respective dates (as amended through the date hereof), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     2.17 Misleading Statements.
          ---------------------

     No representation, warranty or statement by the Company in this Agreement nor in any statement or certificate furnished or to be furnished to any Investor pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. There is, to the best of the Company's knowledge, no fact, other than general oil and gas industry information or other information which is in the public domain and not specific to the Company or its business, which materially and adversely affects the business, prospects, condition, affairs or operations of the Company or any of its properties or assets which has not been disclosed to the Investors in this Agreement, the Schedules hereto or in the SEC Documents.

     2.18 Employees.
          ---------

     To the Company's knowledge, no employee of the Company is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement with any third party, the terms of which would restrict the right of any such employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or for any other reason, and the continued employment by the Company of its present employees will not result in any such violations. The Company has no oral employment agreements, other than at-will employment agreements, and no written employment agreements with any of its employees except as described in the Schedules attached hereto, and there are no strikes or other labor disputes against the Company pending or, to the best of the Company's knowledge, threatened. The Company is not a party to or bound by any collective bargaining agreement or other labor agreement with any bargaining agent (exclusive or otherwise) of any of its employees.

     2.19 Employee Compensation Plans.
          ---------------------------

     Except as set forth on Schedule 2.19, the Company is not a party to or bound by any currently effective deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, stock option or incentive plan or other employee compensation agreement, nor has the Company contracted or agreed to establish any such plan. Copies of any such plans and any agreements arising there from to which the Company is a party have been provided to the Investors and their respective counsel. The Company has complied with all applicable state and federal laws and regulations, including without limitation ERISA, with respect to each such plan.

     2.20 Registration Rights.
          -------------------

     Except as contemplated by Section 4.4 of this Agreement or as otherwise described on Schedule 2.20, the Company is not under any obligation to "register" any of its presently outstanding securities or any of its securities which may hereafter be issued. For the purposes of this Agreement, the term "register" refers to a registration effected by filing a registration statement in compliance with the Securities Act of 1933, as amended, or the securities laws of any state.

     2.21 Certain Transactions.
          --------------------

         Except as set forth in Schedule 2.21, the Company is not indebted, either directly or indirectly, to any present or former stockholder, officer or director, or to any of their respective spouses or children or any of their respective Affiliates (as such term is defined in Rule 405 under the 1933 Act), in any amount whatsoever, including, without limitation, any amounts due under any deferred compensation plan, other than for payment of salaries (but not deferred salaries) for services rendered, employee benefits and reasonable expenses incurred on the Company's behalf. No present or former officer, director or stockholder of the Company (nor any person in the immediate family of any such officer, director or stockholder) nor any of their respective Affiliates is indebted to the Company or has any material direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship with the Company or which competes with the Company. No officer, director or holder of any of its capital stock or any member of their immediate families or any of their respective Affiliates, is, directly or indirectly, interested in any contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any person, firm or corporation.

     2.22 Stockholder Agreements.
          ----------------------

     Except as required by this Agreement and except as disclosed in the SEC Documents, there are no agreements or arrangements between the Company and any of the Company's stockholders, or to the best of the Company's knowledge, between or among any of the Company's stockholders, which grant special rights with respect to any shares of the Company's capital stock or which in any way affect any stockholder's ability or right freely to alienate or vote such shares.

     2.23 Brokers Or Finders.
          ------------------

     The Company has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby.

                                  SECTION III

                 Representations And Warranties Of The Investors
                 -----------------------------------------------

     Each of the Investors hereby severally, but not jointly, represents and warrants to the Company as follows:

     3.1  Authorization.
          -------------

     When executed and delivered by the Investor, this Agreement will constitute the valid and legally binding obligation of the Investor, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

     3.2  Accredited Investor.
          -------------------

     The Investor is an "Accredited Investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 Act").

     3.3  Purchase Entirely For Own Account.
          ---------------------------------

     The Investor is acquiring the Convertible Note and the Conversion Shares for its own account for investment purposes only and not with a view to, or for resale in connection with, any "distribution" of all or any portion thereof within the meaning of the 1933 Act, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.

     3.4  Disclosure of Information.
          -------------------------

     The Investor has received and reviewed the Company's SEC Documents and press releases and is familiar with the operations and prospects of the Company. In addition (but without limiting the effect of the Company's representations and warranties contained in this Agreement), the Investor has received all additional information it considers necessary or appropriate for deciding whether to purchase the Convertible Notes hereunder. Each Investor has been provided, to its satisfaction, the opportunity to ask questions of the Company's officers and directors concerning the business, plans, operations, management and financial condition of the Company and to obtain any additional information necessary to verify the accuracy of the information given to it.

     3.5  Experience.
          ----------

     The Investor is experienced in evaluating and investing in companies such as the Company. The Investor has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price.

     3.6  Restricted Securities.
          ---------------------

     Subject to the rights of the Investors under the Registration Rights Agreement, the Investor understands that the Convertible Notes are (and the Conversion Shares to be issued upon conversion thereof will be) characterized as "restricted securities" under the federal securities laws inasmuch as they are being, or will be, acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 promulgated by the Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

     3.7  Further Limitations On Disposition.
          ----------------------------------

     Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Convertible Notes (or of the Conversion Shares issued upon conversion thereof) except in compliance with applicable state securities laws and unless and until:

          (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

          (b) such disposition is made in accordance with Rule 144 under the 1933 Act; or

          (c) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, the Investor shall have furnished the Company with an opinion of counsel acceptable to Company counsel, that such disposition will not require registration under the 1933 Act and will be in compliance with applicable state securities laws.

     3.8  Legends.
          -------

     Subject to the rights of the Investors under the Registration Rights Agreement, it is understood that each certificate evidencing Convertible Notes purchased by the Investors hereunder or Conversion Shares of Common Stock acquired upon conversion of the Convertible Notes (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, merger or other form of reorganization or recapitalization) shall bear, in addition to any other legends which may be required by this Agreement or applicable state securities laws, the following legend:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND ARE `RESTRICTED SECURITIES' AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS SO REGISTERED OR QUALIFIED OR UNLESS AN EXEMPTION FROM REGISTRATION OR QUALIFICATION EXISTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED BY AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL SHALL BOTH BE REASONABLY SATISFACTORY TO THE COMPANY)."

     3.9  Brokers Or Finders.
          ------------------

     Each Investor has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

                                   SECTION IV

                 Conditions Of Investors' Obligations At Closing
                 -----------------------------------------------

     The obligations of each of the Investors under Section 1.1 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions:

     4.1  Representations And Warranties True At Closing.
          ----------------------------------------------

     The representations and warranties of the Company contained in Section II hereof shall be true when made and shall be true on and as of the Closing Date with the same effect as though such representations had been made on and as of the Closing Date, except as such representations and warranties are altered by the consummation of the transactions contemplated by this Agreement.

     4.2 Performance.
         -----------

     The Company shall have performed and complied with all agreements and conditions contained herein required to be performed and complied with by it on or before the Closing Date, and, without limiting the generality of the foregoing, shall have obtained all consents, approvals, authorizations, registrations and qualifications referred to in Sections 2.9 and 4.6 on or before the Closing Date.

     4.3  Proceedings And Documents.
          -------------------------

     All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be satisfactory in form and substance to each Investor.

     4.4  Registration Rights Agreement.
          -----------------------------

     The Investors and the Company shall enter into a Registration Rights Agreement in the form of Exhibit D hereto.

     4.5  Budget.
          ------

     The Board of Directors of the Company shall have approved the Company's Budget in the form attached to and made a part of this Agreement as Exhibit B.

     4.6  Board Of Directors.
          ------------------

     As of the Closing Date, the Board of Directors shall consist of no more than six members, including Eric M. Sippel and Borden Putnam.

     4.7  Opinion Of Counsel.
          ------------------

     There shall have been delivered to each of the Investors the opinion of Patton Boggs LLP dated the Closing Date, in the form attached hereto as Exhibit E.

                                   SECTION V

               Conditions Of The Company's Obligations At Closing
               --------------------------------------------------

     The obligations of the Company under Section 1.1 of this Agreement are subject, at the option of the Company, to the fulfillment at or before the Closing of each of the following conditions:

     5.1  Representations And Warranties True At Closing.
          ----------------------------------------------

     The representations and warranties of each of the Investors contained in
Section III hereof shall be true when made and shall be true on and as of the Closing Date with the same effect as though said representations and warranties had been made on and as of the Closing Date.

     5.2  Performance By Investors.
          ------------------------

     Each Investor shall have duly performed and complied in all material respects with all agreements and conditions contained in this Agreement and required to be performed or complied with by that Investor at or prior to the Closing, including but not limited to payment to the Company of the purchase price in accordance with Section 1.3.

                                   SECTION VI

                            Covenants Of The Company
                            ------------------------

     Until the date that all the Notes have been paid or converted into Common Stock (except for the covenants set forth in sections 6.10 and 6.17, which shall survive without any time limitation); the Company hereby covenants and agrees as follows:

     6.1  Financial Information.
          ---------------------

     The Company will furnish the following reports to each initial Investor holder set forth on Exhibit A hereto (including any other investment fund for which Eastbourne Capital Management, L.L.C. acts as investment adviser, general partner or manager, each, an "Original Holders"), for so long as such Original Holder is a holder of any Notes: as soon as practicable after the end of each calendar month, and in any event within 20 days after the end of such calendar month, unaudited statements of sources and uses of cash and of general and administrative expenses, which shall be subject to adjustment in the financial statements included in the Company's periodic reports filed with the SEC pursuant to the Exchange Act.

     6.2  Additional Information.
          ----------------------

          (a) So long as any Original Holder holds not less than $500,000 principal amount of Notes, the Company will deliver to each such Original Holder the following:

               (i) Prompt notice of all material threatened or commenced litigation or administrative proceedings, and of all labor controversies and material disputes with any employees or other third parties.

               (ii) With reasonable promptness, such other information and data with respect to the Company and its subsidiaries as any such Original Holder may from time to time reasonably request.

               (iii) Prompt notice of entering into or committing to enter into any transaction that is material to the financial condition, business, prospects or operations of the Company.

          (b) For so long as an Original Holder is eligible to receive materials under this Section 6.2, it shall also have the right, at its expense, to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss their affairs, finances and accounts with their officers, all at such reasonable times and as often as may be reasonably requested.

     6.3  Confidentiality.
          ---------------

     Any information received by an Original Holder pursuant to this Section VI shall be considered "Information" under the Confidentiality Agreement included as Exhibit F to this Agreement (the "Confidentiality Agreement"), a counterpart of which shall be executed by each Original Holder and delivered to the Company at the Closing, except as limited by Section 2 of the Confidentiality Agreement.

     6.4  Taxes, Liens, Etc.
          -----------------

     The Company and its subsidiaries will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any subsidiary; provided, however, that any such tax, assessment, charge, or levy need not be paid if the validity thereof is currently being contested in good faith by appropriate proceedings and if the Company has set aside on its books adequate reserves with respect thereto, and provided further, that the Company will pay all such taxes, assessments, charges, or levies promptly upon the commencement of proceedings to foreclose any lien that may have attached as security therefore. The Company will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other indebtedness incident to the operations of the Company.

     6.5  Board of Directors.
          ------------------

     For so long as any of the Notes remain outstanding, (a) the Company shall not permit the number of members of the Board of Directors to exceed six members, except with the prior written approval of the holders of a majority in principal amount of the then outstanding Notes; and (b) the Original Holders, for so long as they continue to hold Notes, by written notice to the Company signed by Original Holders holding a majority of the principal amount of Notes held by all Original Holders, shall have the right to designate two members to serve on the Board of Directors (the "Investor Nominees"). The Investor Nominees must be reasonably acceptable to the directors of the Company, as determined by a majority vote of the directors other than the Investor Nominees; provided however, that the Company agrees that any employee of Eastbourne Capital Management, L.L.C. shall be deemed to be reasonably acceptable. Any Investor transferring Notes shall cause any transferee to acknowledge and agree to the provisions of this Agreement.

     6.6  No Third-Party Loans.
          --------------------

     The Company shall not make loans to any third party except for loans to subsidiaries or amounts advanced on behalf of non-paying interest owners in oil and gas properties in which the Company has an interest.

     6.7  Board Approval Of Certain Expenses.
          ----------------------------------

     The Board of Directors shall approve all expenses (and all commitments to incur expenses in the future) that individually or in the aggregate during any one-year period exceed $50,000 that are not included in the Budget or any subsequent budget approved by the Board of Directors.

     6.8  Pro Rata Rights To Purchase Equity Securities Issued By The Company.
          -------------------------------------------------------------------

          (a) Each Original Holder shall have the right to purchase that Original Holder's Proportionate Percentage (as defined below) of any equity securities of the Company or any subsidiary of the Company (including without limitation any shares of Common Stock, or rights to acquire any such shares, whether or not immediately exercisable and whether evidenced by an option, warrant, convertible security or other instrument or agreement, but not including any Excluded Securities, as defined below) (collectively, "Stock") offered for cash. In each case that the Company desires to sell Stock for cash, the Company shall deliver to the Original Holders written notice of such offer (the "Pro Rata Offer") stating the Company or subsidiary, as the case may be, proposes to sell such Stock (the "Offered Securities"), the number or amount of the Offered Securities proposed to be sold, the proposed purchase price therefor and any other terms and conditions of such offer, and the Proportionate Percentage of the Offered Securities that each Original Holder may purchase pursuant to this Section 6.8. The Pro Rata Offer shall by its terms remain open and irrevocable for a period of 20 days from the date it is delivered by the Company (the "Pro Rata Offer Period").

          (b) Each Original Holder shall have the option, exercisable at any time during the Pro Rata Offer Period by delivering written notice and payment in good funds to the Company (a "Pro Rata Offer Acceptance"), to subscribe for the number or amount of such Offered Securities up to its Proportionate Percentage (as defined below) of the total number or amount of Offered Securities proposed to be issued.

          (c) If Pro Rata Offer Acceptances are not given by the Original Holders for all the Offered Securities, the Company shall have 45 days from the expiration of the Pro Rata Offer Period to sell all or any part of such Offered Securities as to which Pro Rata Offer Acceptances have not been given by the Original Holders (the "Refused Securities") to any other persons, but only upon terms and conditions in all material respects, including price, which are no more favorable, in the aggregate, to such other persons or less favorable to the Company than those set forth in the Pro Rata Offer. Upon the closing, which shall include full payment to the Company, of the sale to such other persons of all the Refused Securities, the Original Holders shall purchase from the Company, and the Company shall sell to the Original Holders, the Offered Securities with respect to which Pro Rata Offer Acceptances were delivered by the Original Holders, at the terms specified in the Pro Rata Offer. In each case, any Offered Securities not purchased by the Original Holders or any other persons in accordance with this Section 6.8 may not be sold or otherwise disposed of until they are again offered to the Original Holders under the procedures specified in this Section 6.8.

          (d) The rights of the Original Holders under this Section 6.8 shall not apply to the following Securities (the "Excluded Securities"):

               (i) shares of Common Stock issued to officers, employees or directors of, or consultants to, the Company or its subsidiaries pursuant to the terms of the Company's 1997 and 2000 Stock Option Plans and any stock option or similar stock incentive plan adopted by the Board of Directors of the Company, including a majority of the Investor Nominees;

               (ii) Stock issued upon the exercise or conversion of any Stock issued in compliance with this Section 6.8;

               (iii) Stock issued in an underwritten public offering registered under the 1933 Act;

               (iv) Stock issued as a stock dividend or upon any stock split or other pro-rata subdivision or combination of the Stock;

               (v) Shares of Common Stock issued upon the conversion of the Notes.

          (e) For purposes of this Section 6.8, "Proportionate Percentage" shall mean, with respect to an Original Holder, a fraction (expressed as a percentage) the numerator of which is the number of Conversion Shares of Common Stock issuable upon conversion of all Notes held by that Original Holder and the denominator of which is all Conversion Shares of Common Stock issuable upon the conversion of all Notes sold pursuant to this Agreement.

     6.9  No Dividends, Redemptions Or Stock Purchases.
          --------------------------------------------

     The Company shall not declare or pay any dividends or distributions on the Company's capital stock. The Company shall not redeem or repurchase any capital stock of the Company.

     6.10 Maryland General Corporation Law Matters.
          ----------------------------------------

     The Company agrees that it shall not exercise any rights that it may have under the Maryland General Corporation Law (the "Maryland Corporate Law") to purchase any shares of Common Stock currently owned by the Original Holders or any Conversion Shares, including, without limitation, any rights that it may have under Maryland Corporate Law Section 3-707. The Company further agrees to take any and all action necessary so that the Original Holders have full voting rights with respect to the Conversion Shares. In particular, but without limiting the generality of the foregoing, the Company shall use its reasonable best efforts to cause a meeting of stockholders to be held and shall recommend to the Company's stockholders that, to the extent that the Conversion Shares shall be considered to be "Control Shares" (as defined in Section 3-701 of the Maryland Corporate Law), such Conversion Shares shall have full voting rights as permitted by Section 3-702(b) of the Maryland Corporate Law. The Notes shall not be automatically converted pursuant to Section 3.2 thereof unless such Conversion Shares issuable on such conversion have full voting rights as permitted by Section 3-702(b) of the Maryland Corporate Law.

     6.11 SEC Reports.
          -----------

     The Company shall file all reports and other information and documents which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act

     In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will prepare, and deliver to the Original Holders within 45 days after the end of each fiscal quarter, for the first three quarters of each fiscal year of the Company, quarterly financial statements substantially equivalent to the financial statements required to be included in a report on Form 10-Q under the

Exchange Act. The Company will also prepare, and deliver to the Original Holders within 90 days after the end of each fiscal year of the Company, on an annual basis, complete audited consolidated financial statements including, but not limited to, a balance sheet, a statement of income and retained earnings, a statement of cash flows and all appropriate notes. All such financial statements will be prepared in accordance with generally accepted accounting principles consistently applied, except for changes with which the Company's independent accountants concur, and except that quarterly statements may be subject to year-end adjustments.

     6.12 Notice of Defaults.
          ------------------

     The Company will give notice to each holder of Convertible Notes (each a "Holder"), promptly, and in any event within five days, upon becoming aware thereof, of the existence of any Event of Default (as defined in the Convertible
Note) or an event which, with notice or the lapse of time or both would constitute an Event of Default thereunder.

     6.13 Corporate Existence.
          -------------------

     The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and rights (charter and statutory); provided, however, that the Company shall not be required to preserve any right if the Company shall determine that the preservation is no longer desirable in the conduct of the Company's business and that the loss thereof is not, and will not be, adverse in any material respect to the Holders.

     6.14 Stay, Extension and Usury Laws.
          ------------------------------

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement or the Convertible Notes; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Investors, but will suffer and permit the execution of every such power as though no such law had been enacted.

     6.15 Certain Transactions.
          --------------------

     The Company shall not engage in any transaction that would cause the representations and warranties contained in Section 2.21 to become false.

     6.16 Reimbursement of Director Expenses.
          ----------------------------------

     The Company shall reimburse the reasonable documented expenses incurred by the Investor Nominees in connection with such director's attendance at meetings of the Company's Board of Directors promptly upon receipt of documentation of such expenses.

     6.17 Directors' And Officers' Insurance.
          ----------------------------------

     The Company will maintain directors' and officers' insurance in an amount reasonably satisfactory to the Board of Directors; provided that in all instances the coverage shall be in an amount that is at least equal to $5,000,000 per director per occurrence and is available from an insurance carrier with a rating by A.M. Best equal at least to the rating of the Company's current provider of directors' and officers' insurance.

     6.18 Directors' Liability and Indemnification.
          ----------------------------------------

         The Company's articles of incorporation and bylaws (as they may be amended from time to time) shall provide (a) for elimination of the liability of director to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law. In addition, the Company shall indemnify such directors to the maximum extent permissible under Maryland law pursuant to an indemnification agreement mutually acceptable to the Company and each director.

                                  SECTION VII

                            Miscellaneous Provisions
                            ------------------------

     7.1  Further Assurances.
          ------------------

     Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

     7.2  Rights Cumulative.
          -----------------

         Each and all of the various rights, powers and remedies of the parties hereto shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

     7.3  Number And Gender.
          -----------------

     All words and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require or as otherwise appropriate in view of their context.

     7.4  Notices.
          -------

     All notices, requests, demands, directions and other communications (collectively, "Notices") concerning this Agreement shall be in writing and shall be mailed or delivered personally or sent by telecopier or facsimile to the applicable party at the address of such party set forth below in this
Section 7.4. When mailed, each such Notice shall be sent by first class, certified mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective on the fifth business day after it has been deposited in the mail. When delivered personally, each such Notice shall be effective when delivered to the address for the respective party set forth in this Section 7.4. When sent by telecopier or facsimile, each such Notice shall be effective on the day on which it is sent provided that it is sent on a business day and further provided that it is sent prior to 5:00 p.m., local time of the party to whom the Notice is being sent, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is sent. Each such Notice shall be addressed to the party to be notified as shown below:

     The Company:             PYR Energy Corporation
                              Attention:  Chief Executive Officer
                              1675 Broadway, Suite 2450
                              Denver, Colorado  80202
                              Facsimile No.:  303-825-3768

     The Investors:           At the respective addresses set forth on Exhibit A

     Either party may change his or its respective address for purposes of this
Section 7.4 by giving the other party Notice of the new address in the manner set forth above.

     7.5  Captions.
          --------

     Captions are provided herein for convenience only and they are not to serve as a basis for interpretation or construction of this Agreement, nor as evidence of the intention of the parties hereto.

     7.6  Severability.
          ------------

     The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

     7.7  Attorneys' Fees.
          ---------------

     In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party all costs, expenses and reasonable attorney's fees, as set by the court and not by a jury, incurred by the successful party (including, without limitation, costs, expenses and fees on any appeal).

     7.8 Counterparts.
         ------------

     This Agreement may be executed in separate counterparts, each of which shall be deemed as an original; when executed, separately or together, all of such counterparts shall constitute a single original instrument, effective in the same manner as if all parties hereto had executed one and the same instrument.

     7.9  Entire Agreement.
          ----------------

     This agreement (together with its Exhibits and other documents referred to herein) is intended by the parties hereto to be the final expression of their agreement and constitutes and embodies the entire agreement and understanding between the parties hereto with regard to the subject matter hereof and is a complete and exclusive statement of the terms and conditions thereof, and shall supersede any and all prior oral and written correspondence, conversations, negotiations, agreements and understandings relating to the same subject matter.

     7.10 Amendment.
          ---------

     This Agreement may be amended (or the observance of any term of this Agreement may be waived) upon the written consent of the Company and the Investors (or their permitted assignees to whom Investors have expressly assigned their rights under this Agreement) holding at least a majority of the principal amount of the Convertible Notes voting as a single group (the "Required Holders") sold pursuant to this Agreement and then held by such Investors and such permitted assignees. All Investors and their permitted assignees shall be bound by any amendment effected pursuant to this Section 7.10, whether or not any such Investor or assignee consents to any such amendment. Any consent required of the Holders shall be effective if given by the Required Holders.

     7.11 Delays Or Omissions.
          -------------------

     No delay or omission to exercise any right, power or remedy of or by any holder of any Convertible Notes, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of Convertible Notes of any breach or default under this Agreement, or any waiver on the part of any such holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

     No delay or omission to exercise any right, power or remedy of or by the Company upon any breach or default of an Investor under this Agreement, shall impair any such right, power or remedy of the Company nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Company of any breach or default under this Agreement, or any waiver on the part of the Company of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

     7.12 Waiver And Extension Of Time.
          ----------------------------

     Any party hereto may by a writing signed by an authorized representative of such party: (i) extend the time for the performance of any of the obligations of another party; (ii) waive any inaccuracies in representations and warranties made by another party contained in this Agreement or in any documents delivered pursuant hereto; (iii) waive compliance by another party with any of the covenants contained in this Agreement or the performance of any obligations of such other party; or (iv) waive the fulfillment of any condition that is precedent to the performance by such party of any of its obligations under this Agreement; provided that no extension or waiver by any Investor other than the Required Holders shall be binding on any other Investor which has not also executed a similar extension or waiver and further provided that no Investor other than the Required Holders may extend the time for performance, or undertake a waiver of any nature, on behalf of another Investor, with respect to that other Investor's relationship, obligations, or other commitments or responsibilities to the Company. No waiver of any term, provision or condition of this Agreement, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

     7.13 Governing Law; Jurisdiction.
          ---------------------------

     This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Colorado, except for matters arising under the 1933 Act, without reference to principles of conflicts of law. Proper venue and jurisdiction regarding any question relating to this Agreement shall be solely in the federal district, state district or county courts located in or that have jurisdiction in the City and County of Denver, Colorado.

     7.14 Successors And Assigns.
          ----------------------

     Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     7.15 Survival.
          --------

     The respective representations and warranties given by the Company and the Investors, as contained herein and in any certificates to be delivered at the Closing, shall survive the Closing Date and the issuance of the Convertible Notes and the Conversion Shares issuable upon conversion of the Convertible Notes without regard to any investigation made by any party. All statements as to factual matters contained in any certificates, exhibits or other instruments delivered by or on behalf of any party pursuant to the terms hereof or in connection with the transactions contemplated hereby shall be deemed, for all purposes, to constitute representations and warranties by such party under the terms of this Agreement given as of the date of such certificate or instrument.

     7.16 Required Holders.
          ----------------

     Whenever any action, waiver or consent hereunder (collectively "Action") is required to be done, made or given by the Required Holders, such Action shall have been duly approved in accordance with the terms of this Agreement if the holders of a majority in principal amount of the outstanding Convertible Notes consent to or approve such Action. No meeting of holders of Convertible Notes shall be required in connection with any consent or approval hereunder and any or all such Actions may be taken by written consent signed by the Required Holders.

     7.17 Exhibits And Schedules.
          ----------------------

     All Exhibits and Schedules to this Agreement are incorporated herein by this reference as if fully set forth herein.

     7.18 Legal Expenses.
          --------------

     Each of the parties agrees to bear all of its own expenses, for legal counsel and otherwise, in connection with the negotiations, execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder, except that the Company will pay, or reimburse the Investors for, up to $15,000 of fees and expenses billed at normal hourly rates of one counsel for the Investors, selected by Eastbourne Capital Management, L.L.C., upon receipt by the Company of itemized statements documenting such fees and expenses.

     7.19 Investor Investigation.
          ----------------------

     Each Investor acknowledges that it is not relying upon any person, firm or corporation (other than the Company and its officers and directors) in making its investment or decision to invest in the Company. Each of the Investors represents to each of the other Investors that it has been solely responsible for its own "due diligence" investigation of the Company and its management and business, and for its own analysis of the merits and risks of this investment. Each Investor agrees that no Investor nor the respective controlling persons, officers, directors, partners, agents or employees of any such Investor shall be liable to any other Investor for any actions taken in connection with the purchase of Convertible Notes in accordance with the terms of this Agreement.

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


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement with the intent and agreement that the same shall be effective as of the day and year first above written.

                                            THE COMPANY:

                                            PYR ENERGY CORPORATION, a Maryland
                                            corporation



                                            By:  /s/  D. Scott Singdahlsen
                                               --------------------------------
                                                      D. Scott Singdahlsen,
                                                      President and Chief
                                                      Executive Officer



                                            THE INVESTORS:

                                            BLACK BEAR FUND I, L.P., a
                                            California limited partnership
                                            By Eastbourne Capital Management,
                                            L.L.C., its general partner



                                            By:  /s/  Eric M. Sippel
                                               --------------------------------
                                                      Eric M. Sippel
                                                      Chief Operating Officer



                                            BLACK BEAR FUND II, L.L.C., a
                                            California limited liability company
                                            By Eastbourne Capital Management,
                                            L.L.C., its manager




                                            By:  /s/  Eric M. Sippel
                                               --------------------------------
                                                      Eric M. Sippel
                                                      Chief Operating Officer




                                            BLACK BEAR OFFSHORE MASTER FUND
                                            LIMITED, a Cayman Islands exempted
                                            company
                                            By Eastbourne Capital Management,
                                            L.L.C., its investment adviser and
                                            attorney in fact



                                            By:  /s/  Eric M. Sippel
                                               --------------------------------
                                                      Eric M. Sippel
                                                      Chief Operating Officer



                                            Address of all Investors:

                                            c/o Eastbourne Capital Management,
                                                L.L.C.
                                            1101 Fifth Avenue, Suite 160
                                            San Rafael, CA 94901


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